Acquisition of Environmental Turf Services	6 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition of Environmental Turf Services

NOTE 2 – ACQUISITION OF ENVIRONMENTAL TURF SERVICES

On October 14, 2016, but effective as of October 10, 2016, XFit Brands, Inc. (“XFit” or the “Company”) acquired the assets of Environmental Turf Services, LLC (“EnviroTurf”) pursuant to a definitive Asset Purchase Agreement dated October 10, 2016 (the “Purchase Agreement”) between the Company and EnviroTurf. The acquisition was completed on October 14, 2016 upon delivery and acceptance of the schedules to the Purchase Agreement (the “Acquisition”).

At the closing of the Acquisition, the Company paid and issued to EnviroTurf a total purchase price of $346,000 as follows: (i) assumption of $200,000 of EnviroTurf’s accounts payable and (ii) 2,000,000 unregistered shares of XFit Common Stock (the “Purchase Price Shares”), which were valued at the closing price on the date of XFit’s Common Stock on the date of the Acquisition. The Company financed the Acquisition and related costs through a combination of cash on hand and internally-generated working capital.

The purchase price has been preliminarily allocated to the assets acquired and liabilities assumed as follows:

Cash	$15,740
Accounts receivable	247,097
Inventory	54,702
Property and equipment	24,696
Goodwill	33,695
Accrued expenses	(3,163)
Billing in excess of earnings	(26,767)
Total purchase consideration	$346,000

The above allocation is preliminary and is subject to change. Because the acquisition was consummated on October 14, 2016, the Company has begun to assess the fair value of the various net assets acquired, but has not yet completed this assessment. The Company is also in the process of identifying other intangible assets, such as customer relationships and recipes that may need to be recognized apart from goodwill. Once identified, these other intangible assets, if any, will be recorded at their fair values. The Company is working to finalize the allocations as quickly as possible, and anticipates that the allocation will not be final for approximately 6 months. Any adjustments necessary may be material to the condensed consolidated balance sheet and the amount of goodwill recognized. Any resulting adjustments would have no impact to the December 31, 2016 reported operating results.

Because the Company acquired the assets of EnviroTurf, any resulting goodwill will be deductible for income tax purposes over a subsequent 15-year period.

The operating results of EnviroTurf are included in the Company’s operating results beginning as of October 10, 2016. Included in the Company’s operating results are revenues of $201,240, cost of revenues of $159,367 and operating expenses totaling $110,445 that are related to EnviroTurf. The following pro forma, unaudited operating results include the operating results of EnviroTurf as if the Acquisition was completed on July 1, 2016.

Revenues	$1,826,215
Net loss	$(1,101,947)
Loss per common share – basic and dilutive	$(0.04)
Weighted average shares outstanding – basic and dilutive	25,106,473